*Entity No.: **E0168072018-2***

SEATech Ventures Corp.

(Incorporated in State of Nevada, United States)
("the Company")

March 27, 2024

CONSENT IN WRITING OF DIRECTORS IN LIEU OF AN ORGANIZATIONAL MEETING

Pursuant to Section 78.315 of the Nevada Revised Statutes and Section 7 of the Company's By-Laws, the undersigned being all of the Directors of the Company, do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:-

1. **Termination of the Acquisition Agreement dated July 12, 2023 between SEATech Ventures Corp. (the "Company") and Just Supply Chain Limited ("JSCL")**

   WHEREAS, the Company deems it to be in the best interests of both parties to terminate said contract on the terms contained as annexed hereto.

   RESOLVED, that the board hereby approves the termination of the Acquisition Agreement between the Company and JSCL.

The undersigned have executed this Written Consent as of the date first written above.

BOARD OF DIRECTORS

CHIN CHEE SEONG

CHEAH KOK HOONG

TAN SEE MENG